CONFIDENTIAL TREATMENT REQUESTED
Exhibit 10.7
INTELLECTUAL PROPERTY SECURITY AGREEMENT
     This Intellectual Property Security Agreement is entered into as of April 14, 2010 by and between TIMOTHY LOONEY (“Lender”) and IRVINE SENSORS CORPORATION, a Delaware corporation (“Grantor”).
RECITALS
     A. Lender has agreed to extend certain credit to Grantor as evidenced by that certain Secured Promissory Note dated as of the date hereof, in the principal amount of $2,500,000, executed by Grantor, payable to the order of Lender (the “Note”), and as secured by that certain Security Agreement dated as of the date hereof, executed by Grantor in favor of Lender (the “Security Agreement”). Unless otherwise defined herein, defined terms used herein shall have the meanings given such terms in the Security Agreement.
     B. Pursuant to the terms of the Security Agreement, Grantor has granted to Lender a security interest in all of Grantor’s right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral, including the Copyrights, Patents and Trademarks comprising the Intellectual Property.
     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of the Obligation, Grantor hereby represents, warrants, covenants and agrees as follows:
AGREEMENT
     To secure the Obligation, Grantor grants and pledges to Lender a security interest in all of Grantor’s right, title and interest in, to and under its Intellectual Property (including without limitation those Copyrights, Patents and Trademarks listed on Schedules A, B and C hereto), and including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all re-issues, divisions continuations, renewals, extensions and continuations-in-part thereof.
     This security interest is granted in conjunction with the security interest granted to Lender under the Security Agreement. The rights and remedies of Lender with respect to the security interest granted hereby are in addition to those set forth in the Security Agreement and the other Loan Documents (as defined in the Note), and those which are now or hereafter available to Lender as a matter of law or equity. Each right, power and remedy of Lender provided for herein or in the Security Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity, shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Lender of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Security Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Lender, or any or all other rights, powers or remedies.

     Grantor represents and warrants that Exhibits A, B and C attached hereto set forth any and all Copyrights, Patents and Trademarks which have been registered by Grantor or as to which Grantor has filed an application for registration with either the United States Patent and Trademark Office or the United States Copyright Office, as applicable.
     This Intellectual Property Security Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument.
     IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

GRANTOR:

Address of Grantor:
IRVINE SENSORS CORPORATION
3001 Red Hill Ave., Bldg. 4-108
Costa Mesa, CA 92626	By:	/c/ John J. Stuart, Jr.
Attn: Chief Executive Officer	Title:	Sr. Vice President & CFO

LENDER:
Address:

4206 Savannah	/c/ Timothy Looney

Parker, TX 75002	Timothy Looney

EXHIBIT A
COPYRIGHTS
None

EXHIBIT B
PATENTS
None issued.
Pending Patent Applications:

USPTO
Serial #	Title
[*********]	[***********]
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#	[***********]
[*********]	[***********]
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[*********]	[***********]

#	Recently filed, awaiting serial # assignment.

*	Confidential treatment requested pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. In accordance with Rule 24b-2, these confidential portions have been omitted from this exhibit and filed separately with the Securities and Exchange Commission.

EXHIBIT C
TRADEMARKS
Registered Trademarks:

Registration #	Trademark
3302416	NEO-STACK
3087338	PMTV
3714810	TOWHAWK
Trademark Applications:
None